UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

     Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

               The Schedule of Investments follows.

DNP Select
Income Fund Inc.

Third Quarter
Report

September 30, 2009

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2010, the Fund will send you a Form 1099-DIV for the calendar year 2009 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

November 6, 2009

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2009. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 8.74% common stock distribution yield based on the September 30, 2009, closing price of $8.924 per share. That yield compares favorably with the yields of 4.47% on the Dow Jones Utility Index and 4.55% on the S&P Utilities Index. Please refer to the portion of this letter captioned “About Your Fund—Distribution Policy” for important information about the anticipated sources and characterization of the Fund’s distributions for 2009.

     The Fund performed well on a total return basis (income plus change in market price) during the quarter ended September 30, 2009, relative to utility stock-only indices and a composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index that reflects the stock and bond ratio of the Fund. Your Fund’s total return of 14.4% for the quarter exceeded the 6.6% return of the Dow Jones Utility Index, the 6.2% return of the S&P Utilities Index, and the 6.6% return of the stock and bond composite referred to above.

     Likewise, the Fund’s year-to-date performance through September 30, 2009 has been favorable. During this period, your Fund’s total return of 57.2% exceeded the 5.4% return of the Dow Jones Utility Index, the 4.3% return of the S&P Utilities Index, and the 10.0% return of the stock and bond composite referred to above. A portion of this performance reflects a recovery in the Fund’s stock price from the historic low levels reached during the fourth quarter of 2008 due to investor tax strategies and a lack of retail interest in stocks in general.

     On a longer-term basis, as of September 30, 2009, your Fund had a five-year cumulative total return of 20.0%, which was below the 42.0% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 40.3%. It is important to note that the composite index returns stated here and below include no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
	DNP Select Income Fund Inc.
For the period indicated through September 30, 2009	Market	NAV	Composite Index	S&P Utilities Index	Barclays Capital U.S. Utility Bond Index

One year	6.5%	–1.0%	1.1%	–7.1%	21.8%
Five years	20.0%	34.3%	42.0%	40.3%	34.2%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Climate Diplomacy: In 1997 in Kyoto, Japan, representatives of many countries expressed their concern over greenhouse gas (GHG) emissions by negotiating a treaty called the Kyoto Protocol. Over 180 countries have ratified the Protocol to date. Under the Protocol, 37 industrialized countries agreed to reduce their collective emissions of greenhouse gasses over the five year commitment period 2008 – 2012 by 5.2% compared to 1990 levels – a 29% reduction from estimated levels that would have been expected by 2010 without the Protocol.

     The Kyoto Protocol was an attempt to limit the growth of global GHG emissions. While successive U.S. administrations have expressed agreement with many of the Protocol’s principles, they have never submitted the treaty to the United States Senate for ratification. This was partly due to the fact that the treaty did not impose limitations on the major developing countries, whose emissions were growing and approaching those of the United States in absolute terms. Further, there was concern that committing to the Kyoto Protocol would harm the U.S. economy.

     The Kyoto Protocol has largely been a disappointment in achieving its goals. Although the United Nations has reported a 12% reduction in GHG emissions, most of the improvement is related to weak economic conditions and measurement period effects. Of the 37 countries that accepted limitations under the treaty, a third were eastern European countries that were not affected at all because their pollution limits were set far above their actual emissions. China and India, where emissions are rising, did not commit to any reductions.

     The Kyoto Protocol provides for a new and more stringent international framework for emission control and enforcement to be negotiated by the end of 2012. As a key step toward that goal, the next Climate Change Global Summit will be held in Copenhagen in December of this year. A number of thorny issues remain to be addressed. For example, it is not clear how much the industrialized countries will agree to reduce their emissions at the risk of economic growth, particularly if the major developing countries such as China and India continue to be unwilling to limit the growth of their emissions. In addition, the Kyoto Protocol included goals to help finance projects in developing countries that are parties to the Protocol. Questions remain on how to finance those projects during a period of strained domestic credit conditions.

     Closer to home is the climate change legislation that is gradually making its way through Congress. The Clean Energy Jobs and American Power Act was introduced in the Senate in October with both clean air and job stimulus objectives. This legislation is the companion of the Waxman-Markey bill passed by the House of Representatives in June. The proposed Senate bill would mandate a 20% reduction in GHG emissions by 2020, compared to 17% for the House bill. Both bills would require an 80% reduction in emissions by 2050 from the base year of 2005. The House bill contains federally mandated standards for power production from renewable sources, such as wind, and the establishment of an electric transmission siting authority to expedite the typically long and contentious siting process at the state level.

     If Congress produces a unified bill along the lines of the current legislative proposals, that bill would require companies to offset their emissions with annual allowances. Credits would be distributed free at first, and each year the amount of available allowances would decrease, forcing companies to buy them in an auction or reduce emissions through capital investment. Debate over the mechanism for allocating credits has been contentious, and the implications for consumers of energy and other goods and services are not fully understood. The concern, of course, is that prices could rise as companies pass through costs to consumers.

     The Senate bill gives the Environmental Protection Agency (EPA) greater authority to regulate emissions while the House version would supersede the EPA’s authority to regulate GHG. Congress’s ultimate decision regarding the role of the EPA will be of particular importance to the electric utility industry. In 2007 the US Supreme Court ruled that the EPA had the authority to regulate emissions of GHG from new motor vehicles; this decision could pave the way for the EPA to regulate GHG more broadly. Early in 2009 the EPA gave notice that it intends to regulate motor vehicle GHG emissions and in September, the EPA gave notice that it intends to regulate GHG emissions from large stationary sources that emit over 25,000 metric tons of GHG emissions per year. Even limiting the regulation to those stationary sources would affect 68% of the nation’s total stationary sources (electric generating plants, refiners, and cement kilns). The EPA has stated that it hopes to have the new regulations in place by the middle of 2010.

     It thus appears that climate change regulation could come about either through regulation (EPA), legislation (Congress), or international treaty (Copenhagen). Although the increased environmentally friendly activity in Congress and at the EPA will provide extra credibility that the U.S. will combat climate change when the President goes to Copenhagen, your Fund managers believe the prospect for legislation prior to Copenhagen and continuing into 2010 remains extremely low. Nonetheless, we continue to position Fund investments in utilities that benefit from reasonable state regulation, well reasoned strategies to finance capital expenditures, strong management, and the ability to maintain and grow dividends.

     About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of September 30, 2009 the Fund’s leverage consisted of Remarketed Preferred Stock (“RP”) in the amount of $200 million, Auction Preferred Stock (“APS”) in the amount of $200 million, and debt leverage in the amount of $600 million. On that date the total amount of leverage constituted approximately 38% of the Fund’s total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). The Federal Reserve’s (Fed’s) monetary policy has reduced short-term interest rates to near zero, and recent Fed policy statements indicate that short-term rates will remain low “for an extended period.” The fixed income securities in which the Fund invests earn substantially higher yields than the rates paid on the Fund’s leverage. As a result, leverage is making a significant contribution to the earnings of the Fund.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. Although not an event of default or impairment of dividends to the preferred or common share investors, these failures mean that current holders of preferred shares retain their shares until there is a successful remarketing or auction. At the February 2008 Board meeting, the Fund’s directors charged management with developing and evaluating potential solutions that would maintain the benefits from leverage and be in the best interests of all the Fund’s shareholders.

     After reviewing options meant to resolve preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $200 million of remarketed preferred stock and $300 million of auction preferred stock. Earlier in the year, the Fund had redeemed $100 million of remarketed preferred stock with cash on hand, and, following the establishment of the credit facility, replaced $100 million of that amount with debt during the second quarter. The current leverage structure is the result of those actions.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner consistent with the interests of all shareholders. The Fund is currently limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”). In September 2009, the Fund received an exemptive order from the SEC that permits the Fund, for a transitional period ending in October 2010, to maintain 200% asset coverage with respect to any new debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. The relief provided by the exemptive order is limited to any debt incurred to refinance the $400 million of preferred stock that was outstanding in September 2009; it does not apply to the $600 million of debt previously incurred. Our application and the exemptive order can be reviewed on the Fund’s website in the Reports and Notices section under SEC filings.

     The Fund is also limited in its ability to redeem additional preferred stock by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. When the Fund arranged for the credit facility, one of the principal rating agencies granted approval for the Fund to utilize the full $1 billion to redeem its preferred stock, while the other rating agency granted approval for up to 60% of the Fund’s leverage to be in the form of debt. We have approached that rating agency requesting flexibility to redeem additional preferred stock beyond the 60% but cannot be certain whether or when such approval will be granted. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     About Your Fund—Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in November 2009. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC) and are shown as such on the shareholder Form 1099-DIV. Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. In 2008, however, the Fund exhausted the tax loss carryforwards it had previously generated. In the absence of tax loss carryforwards, distributions from realized gains will be treated as taxable gains rather than ordinary income.

     The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year, in connection with the Fund’s MDP.

     Even though the Fund has received that exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Based on results through the third quarter, it appears likely that a portion of the Fund’s distributions in 2009 will be a return of capital. The actual tax characterization of the 2009 distributions to shareholders will be determined in early 2010 for 2009 and shareholders will be notified via a Form 1099-DIV.

     Board of Directors Meeting: At the regular Board of Directors’ meeting in August 2009, the Board declared the September, October, and November dividends. As is customary, the Board will declare the December, January and February dividends in mid-December.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2009

COMMON STOCKS—108.1%

Shares		Description	Value (Note 1)

		■ ELECTRIC, GAS AND WATER—87.6%
	1,500,000	Alliant Energy Corp.	$41,775,000
	1,500,000	American Water Works Co., Inc.	29,910,000
**	1,000,000	Atmos Energy Corp.	28,180,000
	1,000,000	CMS Energy Corp.	13,400,000
**	3,071,300	CenterPoint Energy Inc.	38,176,259
	1,100,000	DPL Inc.	28,710,000
**	1,400,000	Dominion Resources, Inc.	48,300,000
	890,000	E.ON AG (Germany)	37,830,545
**	711,860	Entergy Corp.	56,849,140
**	1,039,000	Exelon Corp.	51,555,180
**	1,505,000	FPL Group Inc.	83,121,150
**	1,185,000	FirstEnergy Corp.	54,178,200
	500,000	Great Plains Energy Inc.	8,975,000
	188,673	National Grid PLC ADR (United Kingdom)	9,197,809
	675,714	National Grid PLC (United Kingdom)	6,527,447
	800,000	NICOR, Inc.	29,272,000
**	2,000,000	Northeast Utilities Inc.	47,480,000
	800,000	Northwest Natural Gas Co.	33,328,000
	1,237,200	NSTAR	39,367,704
	2,000,000	NV Energy, Inc.	23,180,000
	800,000	ONEOK, Inc.	29,296,000
	2,000,000	Pepco Holdings Inc.	29,760,000
	1,000,000	Piedmont Natural Gas Co.	23,940,000
**	1,500,000	Pinnacle West Capital Corp.	49,230,000
	1,200,000	Portland General Electric Co.	23,664,000
**	1,600,000	Progress Energy Inc.	62,496,000
**	1,800,000	Public Service Enterprise Group Inc.	56,592,000
	1,000,000	Scottish & Southern Energy ADR (United Kingdom)	18,650,000
	850,000	Scottish & Southern Energy PLC (United Kingdom)	15,946,319
**	1,000,000	Sempra Energy	49,810,000
**	1,700,000	Southern Co.	53,839,000
	1,015,000	Spectra Energy Corp.	19,224,100
	3,000,000	Teco Energy Inc.	42,240,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2009

Shares		Description	Value (Note 1)
	1,000,000	TransCanada Corp. (Canada)	$31,020,000
**	1,500,000	Vectren Corp.	34,560,000
	1,000,000	WGL Holdings Inc.	33,140,000
	1,750,000	Westar Energy Inc.	34,142,500
	1,000,000	The Williams Companies, Inc.	17,870,000
**	3,499,304	Xcel Energy Inc.	67,326,609

			1,402,059,962
		■ TELECOMMUNICATION—20.5%
**	2,376,410	AT&T Inc.	64,186,834
**	1,200,000	Centurytel Inc.	40,320,000
	1,000,000	France Telecom SA (France)	26,610,245
	3,000,000	Frontier Communications Corp.	22,620,000
	8,400,000	Telestra Corp. Ltd.	24,241,889
	757,900	Telus Corp. (Canada)	24,390,074
	2,284,600	Verizon Communications Inc.	69,154,842
	1,121,640	Vodafone Group PLC ADR (United Kingdom)	25,236,900
	3,128,360	Windstream Corp.	31,690,287

			328,451,071

		Total Common Stocks (Cost—$1,741,546,092)	1,730,511,033

PREFERRED STOCKS—8.4%

		■ UTILITY—1.2%
	220,000	Southern California Edison 6 1/8% Perpetual	18,521,250

			18,521,250
		■ NON-UTILITY—7.2%
	710,432	AMB Property Corp. 7% Series O Perpetual	16,517,544
	650,000	Duke Realty Corp. 6.95% Series M Perpetual	12,876,500
*	800,000	Federal National Mortgage Association 8 1/4% Series S Perpetual	1,288,000
*	300,000	Federal National Mortgage Association 7% Series O Perpetual	900,000
	605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	14,731,750
	900,000	Public Storage Inc. 7 1/4% Series I Perpetual	22,689,000
**	600,000	Realty Income Corp. 7 3/8% Series D Perpetual	14,964,000
	660,000	UDR, Inc. 6 3/4% Series G Perpetual	13,794,000
	200,000	Vornado Realty Trust 7% Series E Perpetual	4,750,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2009

Shares	Description	Value (Note 1)
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	$4,954,041
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	7,437,500

		114,902,335

	Total Preferred Stocks (Cost—$180,878,989)	133,423,585

BONDS—43.5%

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
	■ ELECTRIC AND GAS—20.8%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,519,130
15,000,000	American Water Capital Corp.
	6.59% due 10/15/37	Baa2	BBB+	15,676,110
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36	Baa2	BBB–	22,202,114
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	Baa2	BBB+	11,049,357
11,000,000	Cleveland Electric Illuminating Co.
	8 7/8%, due 11/15/18	Baa1	BBB+	13,940,729
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	23,276,808
15,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa2	BBB	15,000,000
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A–	20,518,780
9,676,000	EQT Corp.
	8 1/8%, due 6/01/19	Baa1	BBB	11,043,896
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	A3	A–	4,914,280
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19	Baa2	BBB+	22,405,800

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2009

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB–	$5,604,635
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A–	22,097,586
10,000,000	Kinder Morgan Energy Partners, LP
	7 3/4%, due 3/15/32	Baa2	BBB	11,247,250
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19	Baa1	BBB	11,931,200
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,519,900
11,350,000	NSTAR
	8%, due 2/15/10	A2	A	11,646,087
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	Baa2	BBB	10,858,408
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,832,748
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	12,173,067
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	26,584,625
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,279,978
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	6,927,296
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	10,034,192

				333,283,976

	■ TELECOMMUNICATION—21.1%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	9,128,072
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	A3	A	14,156,730
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,495,198

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2009

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	$11,987,890
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa2	BBB	23,686,894
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa3	BBB–	15,894,840
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa3	BBB–	14,216,910
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa1	BBB+	10,093,178
18,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
	8 1/2%, due 6/15/10	Baa1	BBB+	18,867,492
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A–	25,055,414
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	19,329,600
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa1	BBB+	12,067,150
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa1	BBB+	5,404,675
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa1	BBB+	6,241,741
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	36,155,872
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	A–	17,751,090
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	A–	12,164,631
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	A–	6,474,770
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	18,497,530
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	18,726,666

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2009

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A–	$20,500,020
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A–	6,230,480

				338,126,843
	■ NON-UTILITY—1.6%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A–	15,654,712
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,057,032

				25,711,744

	Total Bonds (Cost—$685,276,355)			697,122,563

	TOTAL INVESTMENTS—160.0% (Cost—$2,607,701,436)			2,561,057,181

	OTHER ASSETS LESS LIABILITIES—(47.5%)			(760,387,758)

	AUCTION PREFERRED STOCK—(12.5%)			(200,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%			$1,600,669,423

*	Non-income producing security.

**	A portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

     (1) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

     The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at September 30, 2009.

	Level 1	Level 2

Common stocks	$1,730,511,033	—
Preferred stocks	133,423,585	—
Bonds	—	697,122,563

Total	$1,863,934,618	$697,122,563

     (2) At December 31, 2008, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,719,792,908, the Fund had gross unrealized appreciation of $140,858,282 and gross unrealized depreciation of $357,986,410.

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
FRANCIS E. JEFFRIES, CFA
Chairman Emeritus	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
NANCY LAMPTON	(312) 368-5510
Vice Chairperson
Shareholder inquiries please contact:
STEWART E. CONNER
Transfer Agent,
CONNIE K. DUCKWORTH	Dividend Disbursing
Agent and Custodian
ROBERT J. GENETSKI
BNY Mellon
PHILIP R. MCLOUGHLIN	Shareowner Services
480 Washington Blvd.
GERALDINE M. MCNAMARA	Jersey City, New Jersey 07310
(877) 381-2537
EILEEN A. MORAN

NATHAN I. PARTAIN, CFA	Investment Adviser

CHRISTIAN H. POINDEXTER	Duff & Phelps Investment
Management Co.
CARL F. POLLARD	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator
Officers
J.J.B. Hilliard, W.L. Lyons, LLC
NATHAN I. PARTAIN, CFA	500 West Jefferson Street
President, Chief Executive Officer and	Louisville, Kentucky 40202
Chief Investment Officer	(888) 878-7845

T. BROOKS BEITTEL, CFA	Legal Counsel
Senior Vice President and Secretary
Mayer Brown LLP
JOSEPH C. CURRY, JR.	71 South Wacker Drive
Senior Vice President and Treasurer	Chicago, Illinois 60606

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	November 13, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	November 13, 2009

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr.
Senior Vice President and Treasurer

Date	November 13, 2009